UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material Pursuant to § 240.14a-12

    INTEVAC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Intevac, Inc.

3560 Bassett Street

Santa Clara, CA 95054

May 13, 2014

Dear Stockholder:

The enclosed BLUE proxy card is solicited on behalf of the Board of Directors of Intevac, Inc., a Delaware corporation (“Company”), for use at the reconvened 2014 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, May 29, 2014, at 9:30 a.m., Pacific Daylight Time, at the Company’s offices located at 3560 Bassett Street, Santa Clara, CA 95054.

On May 11, 2014, the Company, Voce Capital Management LLC (together with its affiliates, “Voce Capital”) and certain other parties entered into an agreement (the “Agreement”) regarding the previously pending proxy contest pertaining to the election of directors to the Company’s Board of Directors at the Annual Meeting. Pursuant to the terms of the Agreement, among other things: (i) the size of the Board was increased from eight to nine members; (ii) Marc T. Giles was appointed to the Board; and (iii) the Company agreed to nominate Mr. Giles for election to the Board at the Annual Meeting. In addition, Voce Capital agreed to take, or refrain from taking, certain actions in connection with the Annual Meeting, including agreeing to withdraw its nominees for election to the Board.

As a result of the Agreement, the Company’s slate of director nominees for election at the Annual Meeting is as follows: Norman H. Pond, Wendell T. Blonigan, Matthew A. Drapkin, David S. Dury, Marc T. Giles, Stanley J. Hill, Thomas M. Rohrs, John F. Schaefer and Ping Yang.

The Annual Meeting, which was originally scheduled for Wednesday, May 14, 2014, will be adjourned, prior to conducting any business, until Thursday, May 29, 2014, to provide stockholders with additional time to vote their shares of the Company’s common stock, after reviewing the disclosures contained in the accompanying Supplement to the Company’s Proxy Statement dated April 8, 2014.

The Board unanimously recommends that you vote on the enclosed new BLUE proxy card FOR the election of each of the Board’s nine nominees to serve as directors until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified and FOR the other proposals to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, you are urged to sign, date and promptly return the BLUE proxy card in the envelope provided. THE ORIGINAL WHITE AND GOLD PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

The Annual Meeting is for stockholders only. Please see the Company’s Proxy Statement for additional information on how to attend the Annual Meeting in person, including any necessary documentation that you must bring with you.

Thank you for your ongoing support of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Wendell Blonigan

President and Chief Executive Officer

SUPPLEMENT TO PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Reconvened on Thursday, May 29, 2014 at 9:30 a.m., Pacific Daylight Time, at the Company’s offices at 3560 Bassett Street, Santa Clara, CA 95054

This supplement (this “Supplement”) supplements the proxy statement dated April 8, 2014 (the “Proxy Statement”) of Intevac (the “Company” or “Intevac”) furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Company’s Board of Directors for use at the 2014 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) to be reconvened on Thursday, May 29, 2014. The location of the Annual Meeting will be at the Company’s offices at 3560 Bassett Street, Santa Clara, CA 95054, and the meeting will reconvene at 9:30 a.m., Pacific Daylight Time. The Company intends to convene the originally scheduled Annual Meeting on May 14, 2014, at 4:30 p.m., Pacific Daylight time, for the sole purpose of adjourning the meeting and without conducting any business, in order to provide stockholders with additional time to vote their shares of Intevac common stock after reviewing the disclosures contained in this Supplement. The record date for the determination of the stockholders who are entitled to notice of, and to vote at, the Annual Meeting is March 24, 2014, which is the same record date specified in the Proxy Statement. The first notice of the Annual Meeting and the Proxy Statement were distributed on or about April 10, 2014 to all stockholders entitled to vote at the Annual Meeting, and this Supplement should be read in conjunction with the Proxy Statement. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current. This Supplement is first being mailed to stockholders on or about May 14, 2014.

YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING. THE ORIGINAL WHITE AND GOLD PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

TERMINATION OF STOCKHOLDER SOLICITATION

On May 11, 2014, the Company, Voce Capital Management LLC (together with its affiliates, “Voce Capital”) and certain other parties entered into an agreement (the “Agreement”) regarding the previously pending proxy contest pertaining to the election of directors to the Company’s Board of Directors at the Annual Meeting. Pursuant to the terms of the Agreement, among other things: (i) the size of the Board was increased from eight to nine members; (ii) Marc T. Giles was appointed to the Board; and (iii) the Company agreed to nominate Mr. Giles for election as a director to the Board at the Annual Meeting. In addition, Voce Capital agreed to take, or refrain from taking, certain actions in connection with the Annual Meeting, including agreeing to withdraw its nominees for election to the Board.

For further information regarding the Agreement, please see the summary set forth below under the section entitled “Summary of the Agreement.”

RECORD DATE, PROPOSALS AND VOTING MATTERS

Stockholders of record of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on March 24, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, 23,885,908 shares of the Common Stock, sometimes referred to in this Supplement as “shares,” were outstanding. Each share is entitled to one vote.

The presence of the holders of a majority of the shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting; or (2) have properly submitted a proxy. Abstentions and “broker non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote on a proposal occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal One — Election of Nine Director Nominees to Serve on the Board

A plurality voting standard will apply to the election of directors at the Annual Meeting. Under the plurality voting standard, the nine nominees for election to the Board who receive the highest number of affirmative votes will be elected as directors.

Stockholders will be able to cast only “FOR” or “WITHHOLD” votes in the election of directors, and only the nine nominees receiving the most “FOR” votes will be elected as directors. “WITHHOLD” votes will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted in determining the outcome of the election of directors. The BLUE proxy card provides you with the ability to submit a proxy to vote “FOR” all of the Board’s nominees or “WITHHOLD” with respect to all of the Board’s nominees, and also enables you to submit a proxy to vote “WITHHOLD” with respect to one or more nominee(s) individually by checking the “FOR” box under Proposal One and then by indicating the nominee’s name(s) you wish to withhold voting support from in the space below, as indicated on the BLUE proxy card.

Proposal Two — Approval of an Amendment to the Intevac 2003 Employee Stock Purchase Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 500,000 Shares

For Proposal Two, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal is required to approve the increase in the number of shares reserved for issuance under the 2003 Employee Stock Purchase Plan. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal Three — Approval of an Amendment to the Intevac 2012 Equity Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 1,000,000

For Proposal Three, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal is required to approve the increase in the number of shares reserved for issuance under the 2012 Equity Incentive Plan. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal Four — Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Public Accountants

For Proposal Four, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal is required to approve the ratification of Grant Thornton

LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Proposal Five — Recommendation, by Advisory Vote, of the Compensation of the Company’s Named Executive Officers

For Proposal Five, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

With respect to Proposal Five, because your vote is advisory, it will not be binding on the Company or the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Board Recommendation

The Board unanimously recommends that you vote your shares on your BLUE proxy card as follows:

•	FOR the election of the Board’s nine director nominees, as set forth in this Supplement and as listed on the BLUE proxy card;

•	FOR the approval of an amendment to the Intevac 2003 Employee Stock Purchase Plan;

•	FOR the approval of an amendment to the Intevac 2012 Equity Incentive Plan;

•	FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

THE BOARD URGES STOCKHOLDERS TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD PROMPTLY. IF A STOCKHOLDER DOES NOT RETURN THE ENCLOSED BLUE PROXY CARD (WHICH CONTAINS THE NAMES OF ALL NINE DIRECTOR NOMINEES), THAT STOCKHOLDER’S SHARES WILL NOT BE COUNTED AS PRESENT OR VOTED AT THE ANNUAL MEETING, WHETHER OR NOT THE STOCKHOLDER PREVIOUSLY RETURNED A WHITE OR GOLD PROXY CARD. THE ORIGINAL WHITE AND GOLD PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists information regarding the beneficial ownership of Common Stock as of May 9, 2014, the most recent practicable date for the calculation of the ownership table with respect to the Annual Meeting, by:

•	each director and director nominee of the Company;

•	each Named Executive Officer (“NEO”) of the Company;

•	all current executive officers and directors of the Company as a group; and

•	each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.

In preparing the table, the Company has relied upon information supplied by such persons and their affiliates and upon information contained in Schedules 13D and 13G filed with the Securities and Exchange Commission, including any amendments to those Schedules.

	Total Number of Shares(2)	Common Stock	Rights to Acquire(3)	Percentage Beneficially Owned(4)
Principal Stockholders, Executive Officers and Directors(1)
5% Stockholders:
T. Rowe Price Associates, Inc.(5)	3,648,730	3,648,730	—	15.3%
First Eagle Investment Management, LLC(6)	3,510,384	3,510,384	—	14.7%
BlackRock, Inc.(7)	1,414,127	1,414,127	—	5.9%
Royce and Associates(8)	1,327,342	1,327,342	—	5.6%
NEOs:
Norman H. Pond(9)	913,213	760,713	152,500	3.8%
Wendell Blonigan	—	—	—	*
Jeffrey Andreson(10)	204,816	44,128	160,688	*
Andres Brugal	25,750	—	25,750	*
Michael Russak	125,261	2,948	122,313	*
Christopher Smith	91,399	21,586	69,813	*
Directors:
Matthew A. Drapkin(11)	1,104,065	1,104,065	—	4.6%
David S. Dury(12)	174,500	76,000	98,500	*
Marc T. Giles	5,000	5,000	—	*
Stanley J. Hill(13)	158,500	50,000	108,500	*
Thomas M. Rohrs	63,000	—	63,000	*
John F. Schaefer	64,000	1,000	63,000	*
Ping Yang	118,500	—	118,500	*
All directors and executive officers as a group (13 persons)	3,048,004	2,065,440	982,564	12.2%

*	Less than 1%

(1)	Unless otherwise indicated in their respective footnote, the address for each listed person is c/o Intevac, Inc., 3560 Bassett Street, Santa Clara, CA 95054.

(2)

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(3)

Includes any shares over which the individual or entity has the right to acquire within 60 days of May 9, 2014, through the exercise of any vested stock option and the vesting of performance shares and restricted stock units.

(4)	The total number of shares of Common Stock outstanding was 23,914,414 as of May 9, 2014.

(5)

These securities are owned by various individual investors and institutional investors, including T. Rowe Price New Horizons Fund, Inc. (which owns 1,471,200 shares, representing 6.2% of the shares outstanding), for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment advisor with power to direct investment and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act of 1934, Price Associates is deemed to be beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202. This information was obtained from a filing made with the SEC pursuant to Section 13(g) of the Exchange Act on February 11, 2014.

(6)

The address of First Eagle Investment Management, LLC is 1345 Avenue of the Americas, New York, NY 10105. This information was obtained from a filing made with the SEC pursuant to Section 13(g) of the Exchange Act on February 14, 2014.

(7)

The address of BlackRock Inc. is 40 East 52nd Street, New York, NY 10022. This information was obtained from a filing made with the SEC pursuant to Section 13(g) of the Exchange Act on January 29, 2014.

(8)

The address of Royce and Associates, LLC is 745 Fifth Avenue, New York, NY 10151. This information was obtained from a filing made with the SEC pursuant to Section 13(g) of the Exchange Act on January 10, 2014.

(9)	Includes 710,045 shares that Mr. Pond holds indirectly through various trusts with his spouse, and 38,144 shares held in a limited partnership of which Mr. Pond is the general partner.

(10)	Includes 22,000 shares that Mr. Andreson holds indirectly through a trust with his spouse.

(11)	Includes 1,104,065 shares deemed beneficially owned indirectly by Mr. Drapkin, who is Co-Managing Member of Becker Drapkin, L.P.

(12)	Includes 66,000 shares that Mr. Dury holds indirectly through a trust with his spouse.

(13)	Includes 50,000 shares that Mr. Hill holds indirectly through a trust with his spouse.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Company’s nominees for election to the Board have changed, and the new slate of director nominees is set forth below.

At the Annual Meeting, nine directors (constituting the entire Board) are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for any such director is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the nine nominees named below unless authority to vote for any such nominee is withheld. All nine nominees are currently directors of Intevac and have consented to being named in this Supplement and to serving as directors if elected.

Nominees

Set forth below is information regarding the nominees to the Board.

Name of Nominee	Position(s) with Intevac	Age
Norman H. Pond	Chairman of the Board	75
Wendell T. Blonigan	President and Chief Executive Officer	52
Matthew A. Drapkin	Director	40
David S. Dury	Director	65
Marc T. Giles	Director	58
Stanley J. Hill	Director	72
Thomas M. Rohrs	Director	63
John F. Schaefer	Director	71
Ping Yang	Director	61

The Board unanimously recommends a vote “FOR” all nominees listed above.

Business Experience and Qualifications of Nominees for Election as Directors

Each nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, financial management and operations. Set forth below are the conclusions reached by the Board with regard to each of its directors.

Mr. Pond is a founder of Intevac and has served as Chairman of the Board since February 1991. Mr. Pond served as CEO from November 2012 until July 2013. Mr. Pond also served as President and CEO from September 2001 through January 2002 and from February 1991 until July 2000. Prior to founding Intevac, Mr. Pond served as the President of Varian Associates and previously was a Group Executive at Teledyne. Mr. Pond previously served on the Boards of Varian Associates, Inc. and Ebara Technology, Inc. Mr. Pond holds a BS in physics from the Missouri Institute of Science and Technology and an MS in physics from the University of California at Los Angeles. The Board believes Mr. Pond’s qualifications to sit on our Board include his years of experience in the hard disk drive, semiconductor, communication and defense industries, including as our Chairman for 23 years and as our President and CEO for 11 years and prior executive management experience.

Mr. Blonigan joined Intevac in July 2013 as President and CEO. Prior to joining Intevac, Mr. Blonigan co-founded Orbotech LT Solar in 2009 and served as the company’s CEO until 2013. From 2006 until 2009, he was the Chief Operating Officer at Photon Dynamics, Inc. In 1991, Mr. Blonigan joined Applied Materials’ AKT display subsidiary. During his tenure at AKT, he held various positions. In 2003, he was appointed President and served in this role until 2006; from 1999 through 2003 he was Vice President, and prior to that time he was Director of Engineering and New Product Development. Mr. Blonigan holds a BS in electronic engineering technology from DeVry University Missouri Institute of Technology. The Board believes Mr. Blonigan’s qualifications to sit on our Board include his years of executive experience for a large multinational company in the high technology display and solar industries, including as our CEO, his strong leadership abilities, management skills and technical expertise.

Mr. Drapkin was appointed as a director of Intevac in December 2013. Mr. Drapkin is a founding partner of Becker Drapkin Management, a Dallas-based investment firm. Before joining Becker Drapkin in December 2009, Mr. Drapkin served as head of research, special situations, and private equity at ENSO Capital, a New York-based hedge fund. From 2003 to 2008, Mr. Drapkin worked at MacAndrews & Forbes, participating in more than $3 billion of transactions, including Scientific Games, Deluxe Entertainment Services, AM General, and Scantron. Prior to MacAndrews, Mr. Drapkin served as general manager of two of Conde Nast publication’s wholly-owned Internet sites, Epicurious.com and Concierge.com, and headed Conde Nast’s internet venture investment effort. Mr. Drapkin started his career at Goldman, Sachs and Co.; he received a Princeton University AB, 1994; Columbia University JD/MBA, 1998. Mr. Drapkin previously served on the Boards of Ruby Tuesday, Inc. (Chairman), Plato Learning, Inc., Alloy, Inc., Glu Mobile Inc., and Hot Topic, Inc. (Lead Independent Director). The Board believes Mr. Drapkin’s qualifications to sit on our Board include his executive experience through management of a small-cap investment fund and his extensive financial experience in both public and private companies. His background and insights will provide our Board with valuable expertise in corporate finance, strategic planning, and capital and credit markets.

Mr. Dury has served as a director of Intevac since July 2002. Mr. Dury served as a co-founder of Mentor Capital Group, a venture capital firm from July 2000 until his retirement in May 2009. From 1996 to 2000, Mr. Dury served as Senior Vice President and Chief Financial Officer of Aspect Development, a software development firm. Mr. Dury holds a BA in psychology from Duke University and an MBA from Cornell University. The Board believes Mr. Dury’s qualifications to sit on our Board include his executive experience as a partner in a venture capital firm, his experience with financial accounting matters as a previous CFO, as well as his operational, management and corporate governance expertise working on other companies’ boards of directors.

Mr. Giles was appointed as a director of Intevac in May 2014. Mr. Giles was the President and Chief Executive Officer of Gerber Scientific, Inc., a manufacturer that provides software, computerized manufacturing systems, supplies and services to a wide variety of industries, from 2001 until February 2012, and provided transitional executive services to Gerber Scientific through his retirement on December 31, 2012. Mr. Giles previously served as Senior Vice President and President of Gerber Technology, Inc., a subsidiary of Gerber Scientific. Prior to joining Gerber Technology, Mr. Giles served in several senior positions in business unit management, strategy development, mergers and acquisitions and sales and marketing management with FMC Corp., a manufacturer of machinery and chemicals. Mr. Giles has served as a director of Checkpoint Systems, Inc., a global leader in merchandise availability solutions for the retail industry, since March 2013, where he also serves as a member of the Audit Committee; Lydall, Inc., which produces specialty engineered products, since April 2008, where he also serves as a member of their Compensation Committee and Corporate Governance Committee; and Gerber Scientific, Inc. since 2001. Based on Mr. Giles’s experience leading companies through strategic shifts and operational changes, his strengths in strategic planning, operations, business development, and his knowledge of directorial and public company governance matters from his years of service on the boards of numerous enterprises, the Board believes he is well-qualified to serve as a director of the Company.

Mr. Hill was appointed as a director of Intevac in March 2004. Mr. Hill joined Kaiser Aerospace and Electronics Corporation, a privately held manufacturer of electronic and electro-optical systems, in 1969 and served as CEO and Chairman of both Kaiser and K Systems, Inc., Kaiser’s parent company, from 1997 until his retirement in 2000. Prior to his appointment as CEO, Mr. Hill served in a number of executive positions at Kaiser. Mr. Hill holds a BS in mechanical engineering from the University of Maine, an MS in engineering from the University of Connecticut and has completed post-graduate studies at the Santa Clara University business school. He is also a director of First Aviation Services, Inc. The Board believes Mr. Hill’s qualifications to sit on our Board include his operational and corporate governance expertise, which he obtained through experience as a CEO leading a complex global organization, and his years of experience in the government, military and electro-optical industries.

Mr. Rohrs was appointed as a director of Intevac in October 2010. Mr. Rohrs has held executive positions at leading Silicon Valley technology companies. Mr. Rohrs was the CEO of Skyline Solar from 2010 through 2013, the CEO of Electroglas from 2006 through 2009, Senior Vice President of Global Operations for Applied Materials from 1997 through 2002 and Vice President of Worldwide Operations for Silicon Graphics from 1992 through 1997. Mr. Rohrs currently serves as Chairman of the Board of Ichor Systems and Vignani Technologies and as a member of the Board of Directors of Advanced Energy and was a director of Magma Design Automation from 2003 to 2012. He received an MBA from Harvard Business School and a BS in mechanical engineering from the University of Notre Dame. The Board believes Mr. Rohrs’ qualifications to sit on our Board include his experience as a CEO of a solar photovoltaic manufacturing company, his operational, management and corporate governance expertise working on other companies’ boards of directors and his years of experience in the semiconductor and electronics industries.

Mr. Schaefer was appointed as a director of Intevac in July 2010. Mr. Schaefer served as the Chairman and CEO of Phase Metrics from 1994 through 2001, President, Chief Operating Officer and Director of McGaw Incorporated from 1992 to 1994, President, CEO and Director of Levolor Corporation from 1989 to 1992, and Corporate Officer and Director of Baker Hughes Incorporated from 1974 to 1988. Mr. Schaefer also served as a Staff Assistant to the President of the United States between 1971 and 1974. Mr. Schaefer served on the Board of Directors of Websense from 2001 to 2013. He received a BS in engineering from the United States Naval Academy and an MBA from Harvard Business School. The Board believes Mr. Schaefer’s qualifications to sit on our Board include his experience as a CEO of a manufacturing company, his operational, management and corporate governance expertise working on other companies’ boards of directors and his years of experience in the hard disk drive and oil and gas capital equipment industries.

Dr. Yang was appointed as a director of Intevac in March 2006. Dr. Yang was employed by Taiwan Semiconductor Manufacturing Company beginning in 1997 and served as Vice President of Research and Development from 1999 until 2005. Prior to joining TSMC, Dr. Yang worked at Texas Instruments from 1980 to 1997 where he was Director of Device and Design Flow. Dr. Yang is currently an independent consultant. Dr. Yang holds a BS in physics from National Taiwan University, and an MS and a PhD in electrical engineering from the University of Illinois. He was a director of LTX Credence from 2006 to 2012 and a director of Apache Design Solutions from 2006 to 2011. The Board believes Dr. Yang’s qualifications to sit on our Board include his extensive experience with global companies, his years of experience in the semiconductor industry, his experience providing strategic advisory services to complex organizations, as well as his operational, management and corporate governance expertise working with other companies’ boards of directors.

SUMMARY OF THE AGREEMENT

On May 11, 2014, the Company, Voce Capital and certain other parties entered into the Agreement for the purpose of, among other things, resolving the then-pending proxy contest. Under the terms of the Agreement, Voce Capital agreed to withdraw its nominees for election as directors of the Company at the Annual Meeting and to cease taking any further action with respect to its proxy solicitation. The Company agreed to take all action necessary to appoint Mr. Giles to the Board as a director and to nominate Mr. Giles for election as a director at the Annual Meeting and 2015 Annual Meeting of Stockholders. The Company also agreed that, upon his appointment as a director of the Company, Mr. Giles will be offered membership on the Audit Committee of the Board.

Pursuant to the Agreement, Voce Capital has agreed to vote for the Board’s slate of nominees for directors at the Annual Meeting and 2015 Annual Meeting of Stockholders. In addition, Voce Capital has agreed, until 30 days prior to the advance notice deadline for the Company’s 2016 Annual Meeting of Stockholders, to customary standstill provisions during that time, which provide, among other things, that Voce Capital will not (a) acquire beneficial ownership of more than 4.9% of the Company’s outstanding Common Stock; (b) engage in or in any way participate in a solicitation of proxies or consents with respect to the Company; (c) initiate any stockholder proposals; or (d) call, seek to call or request a special meeting of stockholders.

THE COMPANY WILL FILE THE AGREEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION AS AN EXHIBIT TO A CURRENT REPORT ON FORM 8-K. THE DESCRIPTION OF THE AGREEMENT IN THIS SUPPLEMENT IS QUALIFIED BY THE FULL TEXT OF THE AGREEMENT.

YOUR VOTE IS IMPORTANT. THE BOARD ASKS YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD SO THAT YOUR VOTE MAY BE COUNTED.

If you have any questions, require assistance with voting your shares,

or need additional copies of the proxy materials, please contact:

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

BY ORDER OF THE BOARD OF DIRECTORS

JEFFREY ANDRESON

Executive Vice President, Finance and

Administration, Chief Financial Officer, Treasurer

and Secretary

BLUE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

INTEVAC, INC.

    Wendell Blonigan and Jeffrey Andreson, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Intevac, Inc. which the undersigned is entitled to vote at our reconvened Annual Meeting of Stockholders at 9:30 a.m., PDT, on Thursday, May 29, 2014, and at any adjournments or postponements thereof, at the Company’s offices located at 3560 Bassett Street, Santa Clara, CA 95054, as follows on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors unanimously recommends a vote FOR each of the proposals below. This Proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the proposals below and at the discretion of the persons named as proxies upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is voted.

1.	The election of all nominees listed below for the Board of Directors, as described in the Proxy Statement:

Nominees: Norman H. Pond, Wendell T. Blonigan, Matthew A. Drapkin, David S. Dury, Marc T. Giles, Stanley J. Hill, Thomas M. Rohrs, John F. Schaefer and Ping Yang.

FOR ALL NOMINEES    ☐        WITHHOLD AUTHORITY FOR ALL NOMINEES    ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the “FOR” box above and write the names in the space provided below.)

Withhold vote for:

2.	Proposal to approve an amendment to increase the maximum number of shares of Common Stock authorized for issuance under the Company’s 2003 Employee Stock Purchase Plan by 500,000 shares:

FOR    ☐         AGAINST    ☐        ABSTAIN    ☐

3.	Proposal to approve an amendment to increase the maximum number of shares of Common Stock authorized for issuance under the Company’s 2012 Equity Incentive Plan by 1,000,000 shares:

FOR    ☐         AGAINST    ☐        ABSTAIN    ☐

4.	Proposal to ratify the appointment of Grant Thornton LLP as independent public accountants of Intevac for the fiscal year ending December 31, 2014:

FOR    ☐         AGAINST    ☐        ABSTAIN    ☐

5.	To recommend, by advisory vote, executive compensation:

FOR    ☐         AGAINST    ☐        ABSTAIN    ☐

DATE: , 2014

(Signature)

(Signature if held jointly)

    (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such, and sign your own name as well. If stock is held jointly, each joint owner should sign.)

PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY,

USING THE ENCLOSED ENVELOPE.